EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of HERITAGE-CRYSTAL CLEAN, INC. (the “Company”) on Form 10-Q for the period ended September 6, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark DeVita, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 16, 2014	By: /s/ Mark DeVita

Mark DeVita
Chief Financial Officer